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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 5, 1998



                             CELLSTAR CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     DELAWARE                      0-22972                    75-2479727
    (STATE OF                  (COMMISSION FILE            (I.R.S. EMPLOYER
  INCORPORATION)                    NUMBER)              IDENTIFICATION NO.)


1730 BRIERCROFT COURT, CARROLLTON, TEXAS                       75006
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (972) 466-5000
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ITEM 5.   OTHER EVENTS

     On November 5, 1998, CellStar Corporation issued a press release announcing a settlement of claims in its pending class action litigation. The press release has been filed as an exhibit to this report and is incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS

99.1 Press Release dated November 5, 1998



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CELLSTAR CORPORATION


November 10, 1998                  By /s/ ELAINE F. RODRIGUEZ
                                      ---------------------------------------
                                        Elaine F. Rodriguez
                                        Vice President and General Counsel
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                                 EXHIBIT INDEX


    Exhibit                             Description
    -------                             -----------

     99.1                    Press release dated November 5, 1998